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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  MAY 20, 2003
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                             VALUEVISION MEDIA, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       MINNESOTA                     0-20243                     41-1673770
------------------------     ------------------------      ---------------------
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)



             6740 SHADY OAK ROAD
           EDEN PRAIRIE, MINNESOTA                                55344-3433
--------------------------------------------                   ----------------
   (Address of principal executive offices)                       (Zip Code)



                        Telephone Number: (952) 943-6000
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              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits
                  --------
                     99    Press Release dated May 20, 2003.

ITEM 9.      REGULATION FD DISCLOSURE

         The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission (the "Commission") solely under
Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Commission in Release No. 33-8216 issued March 27, 2003.

         On May 20, 2003, ValueVision Media, Inc. issued a press release that included financial information for its fiscal first quarter ended April 30, 2003. A copy of the press release is attached as Exhibit 99 to this Form 8-K.

         EBITDA represents operating income for the respective periods excluding depreciation and amortization expense. Management views EBITDA as an important alternative operating performance measure because it is commonly used by analysts and institutional investors in analyzing the financial performance of companies in the broadcast and television home shopping sectors. However, EBITDA should not be construed as an alternative to operating income or to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) and should not be construed as an indication of operating performance or as a measure of liquidity. EBITDA, as presented, may not be comparable to similarly entitled measures reported by other companies.

         Our management uses EBITDA, among other criteria, to evaluate our operating performance and as a measure of performance for incentive compensation purposes.

         Exhibit 99 includes an outlook for the second quarter ending July 31, 2003 that EBITDA for such quarter is expected to be $2.0 million to $4.0 million. Operating income, which includes depreciation and amortization expense, is expected to range from $(2.7) million to $(0.7) million. The difference between these measures includes approximately $4.7 million of depreciation and amortization expense.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 22, 2003                          VALUEVISION MEDIA, INC.



                                              By /s/ Nathan E. Fagre
                                                 -------------------------------
                                                 Nathan E. Fagre
                                                 Senior Vice President, General
                                                   Counsel and Secretary




                                       2

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                                  EXHIBIT INDEX

No.             Description                                                                    Manner of Filing
---             -----------                                                                    ----------------
99              Press Release dated May 20, 2003.............................................  Filed Electronically